U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 27, 2005


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                   0-21743                 36-3680347
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
        Incorporation)                                       Identification No.)

 2201 Second Street, Suite 600,
      Fort Myers, Florida                                           33901
-----------------------------------                          -------------------
 (Address of Principal Executive                                 (Zip Code)
              Offices)

                                (239) - 337-3434
                             -----------------------
                             (Registrant's Telephone
                          Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



Distribution Agreement

      On September 27, 2005, NeoMedia Technologies, Inc. ("NeoMedia") signed a definitive distribution agreement (the "Agreement") to bring its NeoMedia Micro Paint Repair business to Mexico and Latin America, as well as be a distributor of other automotive aftermarket products. The Agreement, signed with Micropaint de Mexico, S.A. ("Micropaint de Mexico"), calls for Micropaint de Mexico to serve as an exclusive distributor of NeoMedia's micro paint repair products, systems and licenses to automotive service facilities throughout Mexico and Latin America. The Agreement also calls for Micropaint de Mexico to buy certain automotive aftermarket repair and environmental protection products from NeoMedia.

      Founded earlier this year and based in Monterrey, Mexico, Micropaint de Mexico specializes in providing automotive aftermarket products throughout Mexico and Latin America.

      On September 29, 2005, NeoMedia issued a press release with respect to the Agreement, attached hereto as Exhibit 16.2.























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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NeoMedia Technologies, Inc.
                                           -------------------------------------
                                           (Registrant)


Date: September 28, 2005                   By: /s/ Charles T. Jensen
      ------------------                       ---------------------------------
                                           Charles T. Jensen, President,
                                           Chief Executive Officer and Director






























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



                                  EXHIBIT INDEX


   Exhibit No.     Description
   -----------     -----------
      16.1         Distribution Agreement between NeoMedia and Micropaint de
                   Mexico, S.A.
      16.2         Press release dated September 29, 2005



































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